SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2001, providing for, inter alia, the issuance of CSFB Manufactured Housing Pass-Through Certificates, Series 2001-MH29)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-09                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)




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Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Manufactured Housing Pass-through Certificates, Series 2001-MH29 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, The CIT Group/Sales Financing, Inc., as servicer, DLJ Mortgage Capital, Inc., as seller, Vesta Servicing, L.P., as special servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2001 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 7, 2002            By: /s/  Andreas Auer
                                        Andreas Auer
                                        Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2001

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

                    CSFB Manufacturing Housing Pass-Through Certificates, Series 2001-MH29
                                Statement to Certificate Holders
                                      December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        83,500,000.00      83,500,000.00      972,136.23     389,666.67     1,361,802.90   0.00         0.00       82,527,863.77
R_1              50.00              50.00           50.00           0.23            50.23   0.00         0.00                0.00
R_2              50.00              50.00           50.00           0.23            50.23   0.00         0.00                0.00
M_1       8,100,000.00       8,100,000.00            0.00      44,010.00        44,010.00   0.00         0.00        8,100,000.00
M_2       6,500,000.00       6,500,000.00            0.00      38,512.50        38,512.50   0.00         0.00        6,500,000.00
B_1       5,400,000.00       5,400,000.00            0.00      36,450.00        36,450.00   0.00         0.00        5,400,000.00
B_2       3,800,000.00       3,800,000.00            0.00      26,790.00        26,790.00   0.00         0.00        3,800,000.00
TOTALS  107,300,100.00     107,300,100.00      972,236.23     535,429.63     1,507,665.86   0.00         0.00      106,327,863.77

SB        1,095,468.00       1,095,468.00            0.00           0.00             0.00   0.00         0.00        1,429,268.32
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A     22540VHJ4    1,000.00000000       11.64235006    4.66666671       16.30901677       988.35764994      A         5.600000 %
R_1   22540VHK1    1,000.00000000    1,000.00000000    4.60000000    1,004.60000000         0.00000000      R_1       5.600000 %
R_2   22540VHL9    1,000.00000000    1,000.00000000    4.60000000    1,004.60000000         0.00000000      R_2       5.600000 %
M_1   22540VHM7    1,000.00000000        0.00000000    5.43333333        5.43333333     1,000.00000000      M_1       6.520000 %
M_2   22540VHN5    1,000.00000000        0.00000000    5.92500000        5.92500000     1,000.00000000      M_2       7.110000 %
B_1   22540VHP0    1,000.00000000        0.00000000    6.75000000        6.75000000     1,000.00000000      B_1       8.100000 %
B_2   22540VHH8    1,000.00000000        0.00000000    7.05000000        7.05000000     1,000.00000000      B_2       8.460000 %
TOTALS             1,000.00000000        9.06090703    4.99001986       14.05092689       990.93909297

SB    N/A          1,000.00000000        0.00000000    0.00000000        0.00000000     1,304.71024256      SB        0.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

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                            CSFB Manufactured Housing Pass-Through Certificates, Series 2001-MH29
                                        Statement to Certificate Holders
                                                December 26, 2001


Sec. 4.04(i)          Class A Distribution Amount                                                       1,361,802.90

Sec. 4.04(ii)         Principal Remittance Amount Distributed to Class A Certificateholders               638,335.90
                      Monthly Excess Cashflow Paid As Principal                                           333,800.33
                      Unpaid Class A Principal Shortfall Paid                                                   0.00

Sec. 4.04(iii)        Interest Distributed to Class A Certificateholders                                  389,666.67
                      Unpaid Class A Interest Shortfall Paid                                                    0.00

Sec. 4.04(iv)         Ending Class A Certificate Balance                                               82,527,863.77

Sec. 4.04(v)          Class M-1 Distribution Amount                                                        44,010.00

Sec. 4.04(vi)         Principal Remittance Amount Distributed to Class M-1 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00

Sec. 4.04(vii)        Interest Distributed to Class M-1 Certificateholders                                 44,010.00
                      Unpaid Class M-1 Interest Shortfall Paid                                                  0.00

Sec. 4.04(viii)       Unpaid Class M-1 Principal Shortfall Paid                                                 0.00
                      Class M-1 Liquidation Loss Amount                                                         0.00
                      Class M-1 Liquidation Loss Interest Amount                                                0.00
                      Class M-1 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class M-1 Principal Shortfall                                                             0.00

Sec. 4.04(ix)         Ending Class M-1 Certificate Balance                                              8,100,000.00
                      Ending Class M-1 Adjusted Certificate Balance                                     8,100,000.00

Sec. 4.04(x)          Class M-2 Distribution Amount                                                        38,512.50

Sec. 4.04(xi)         Principal Remittance Amount Distributed to Class M-2 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class M-2 Principal Shortfall Paid                                                 0.00
                      Class M-2 Liquidation Loss Amount                                                         0.00
                      Class M-2 Liquidation Loss Interest Amount                                                0.00
                      Class M-2 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class M-2 Principal Shortfall                                                             0.00

                            CSFB Manufactured Housing Pass-Through Certificates, Series 2001-MH29
                                        Statement to Certificate Holders
                                            December 26, 2001

Sec. 4.04(xiii)       Interest Distributed to Class M-2 Certificateholders                                 38,512.50
                      Unpaid Class M-2 Interest Shortfall Paid                                                  0.00

Sec. 4.04(ix)         Ending Class M-2 Certificate Balance                                              6,500,000.00
                      Ending Class M-2 Adjusted Certificate Balance                                     6,500,000.00

Sec. 4.04(xiv)        Class B-1 Distribution Amount                                                        36,450.00

Sec. 4.04(xv)         Principal Remittance Amount Distributed to Class B-1 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class B-1 Principal Shortfall Paid                                                 0.00
                      Class B-1 Liquidation Loss Amount                                                         0.00
                      Class B-1 Liquidation Loss Interest Amount                                                0.00
                      Class B-1 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class B-1 Principal Shortfall                                                             0.00

Sec. 4.04(xvi)        Interest Distributed to Class B-1 Certificateholders                                 36,450.00
                      Unpaid Class B-1 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xvii)       Ending Class B-1 Certificate Balance                                              5,400,000.00
                      Ending Class B-1 Adjusted Certificate Balance                                     5,400,000.00

Sec. 4.04(xviii)      Class B-2 Distribution Amount                                                        26,790.00

Sec. 4.04(xix)        Principal Remittance Amount Distributed to Class B-2 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class B-2 Principal Shortfall Paid                                                 0.00
                      Class B-2 Liquidation Loss Amount                                                         0.00
                      Class B-2 Liquidation Loss Interest Amount                                                0.00
                      Class B-2 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class B-2 Principal Shortfall                                                             0.00

Sec. 4.04(xx)         Interest Distributed to Class B-2 Certificateholders                                 26,790.00
                      Unpaid Class B-2 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xxi)        Ending Class B-2 Certificate Balance                                              3,800,000.00
                      Ending Class B-2 Adjusted Certificate Balance                                     3,800,000.00

Sec. 4.04(xxii)       Beginning Pool Balance                                                          108,395,568.70
                      Ending Pool Balance                                                             107,757,132.80

Sec. 4.04(xxiii)      Overcollateralization Amount                                                      1,429,269.03

Sec. 4.06(xxiv)       Fees
                      Servicing Fees                                                                       67,747.23
                      Trustee Fee                                                                             225.82
                      Loss Mitigation Fee                                                                   1,806.59

Sec. 4.04(xxvi)       Advance Included in the Distribution                                                 81,844.58
                      Outstanding Advances                                                                 81,844.58

                            CSFB Manufactured Housing Pass-Through Certificates, Series 2001-MH29
                                        Statement to Certificate Holders
                                            December 26, 2001


Sec. 4.06(x)           Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                                                                  Principal
                        Category              Number               Balance               Percentage
                        1 Month                 11              599,362.49                  0.56 %
                        2 Month                  2               71,610.50                  0.07 %
                        3 Month                  0                    0.00                  0.00 %
                         Total                  13              670,972.99                  0.63 %



                       Number and Aggregate P{rincipal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                       Balance of Bankruptcies                                                                 0.00
                       Number of Bankruptcies                                                                  0.00

Sec. 4.06(xxviii)      Average Sixty Day Delinquency Ratio                                               0.132911 %

Sec. 4.06(xxix)        Balance of Reposessions                                                                 0.00
                       Number of Reposession                                                                   0.00

Sec. 4.06(xxx)         Current Realized Losses                                                                 0.00
                       Cumulative Realized Losses                                                              0.00

Sec. 4.06(xxxi)        Weighted Average Term to Maturity                                                     307.00

Sec. 4.06(xxxii)       Net Funds Cap                                                                      10.3763 %

Sec. 4.06(xxxiii)      Guarantee Payment Amount                                                                0.00

Sec. 4.06(xxxiv)       Guarantee Outstanding Amount                                                            0.00

Sec. 4.06(xxxv)        Simple Interest Deficiency
                       Class B-1                                                                               0.00
                       Class B-2                                                                               0.00
                       Class M-1                                                                               0.00
                       Class M-2                                                                               0.00

Sec. 4.06(xxxvi)       Beginning Gross Weighted Average Coupon                                            10.3763 %
                       Ending Gross Weighted Average Coupon                                               10.3722 %

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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